Filed Pursuant to Rule 497

 File No. 333-221611

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-C

 Supplement No. 1 dated October 2, 2018 to the

Prospectus dated February 1, 2018

This Supplement No. 1 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund-C (the “Trust”), dated February 1, 2018, as supplemented and amended (the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires.

You should carefully consider the “Risk Factors” beginning on page 56 of the Prospectus before you decide to invest in the Trust’s common shares.

Investment Objectives and Strategies

This Supplement supplements and amends the Prospectus by deleting the phrase “through cash distributions” in the following sections:

•	Cover page, paragraphs three and five
•	“Summary of Terms—The Trust” on page 1
•	“Summary of Terms—Investment Objective” on page 4
•	“Summary of Terms—Investment Strategies” on page 4, paragraph two
•	“The Trust and the Master Fund” on page 30, paragraph two
•	“Investment Objectives and Strategies—Investment Objectives” on page 35, paragraph one
•	“Risk Factors—Risks Related to an Investment in the Trust—The Board may change the Trust’s primary investment objectives by providing Shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse” on page 60, paragraph one

This Supplement supplements and amends the Prospectus by deleting the fifth bullet point on the inside front cover.

This Supplement supplements and amends the Prospectus by replacing the following sections in their entirety with the below disclosure:

•	“Summary of Terms—Investment Strategies” on page 4, first sentence of the second paragraph;
•	"The Trust and the Master Fund" on page 30, fifth sentence of the third paragraph;
•	"Investment Objective and Strategies—Investment Strategies" on page 35, second sentence of the first paragraph; and
•	“Investment Objectives and Strategies—Targeted Investments” on page 46, first sentence of the first paragraph.

The Master Fund intends to invest primarily in a diversified portfolio of real estate and real estate-related investments, which, under normal circumstances, will represent at least 80% of the Master Fund’s net assets (plus the amount of leverage for investment purposes), including: (i) CRE securities, such as commercial mortgage-backed securities (“CMBS”), equity and unsecured debt of publicly-traded real estate investment trusts (“REITs”), collateralized debt obligation (“CDO”) notes and other real estate related securities; (ii) CRE debt, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and preferred equity interests; and (iii) CRE equity investments, including (a) direct investments in CRE and (b) indirect ownership in CRE through private equity real estate investments (“PERE Investments”) and other joint ventures.

This Supplement supplements and amends the section “Summary of Terms—Investment Strategies” on page 5 by adding a new paragraph four as follows:

The Master Fund may also use derivative instruments and may invest up to 20% of its net assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes. The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options or options on futures, as well as certain currency instruments. The Master Fund may also engage in short sales for investment and/or risk management purposes.

This Supplement supplements and amends the section “The Trust and the Master Fund” on page 30 by replacing the seventh sentence in the third paragraph in its entirety with the following:

The Master Fund will seek to create and maintain a portfolio of investments that generate attractive and consistent income.

This Supplement supplements and amends the section “Investment Objectives and Strategies—Investment Strategies” on page 35 by replacing the first sentence of the second paragraph in its entirety with the following:

The Master Fund expects that a majority of its portfolio will consist of CRE debt and securities, and less than a majority of its portfolio will consist of CRE equity investments.

This Supplement supplements and amends the section “Investment Objectives and Strategies—Investment Strategies” on page 36 by adding a new paragraph as the first full paragraph as follows:

The Master Fund may also use derivative instruments and may invest up to 20% of its net assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes. The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options or options on futures, as well as certain currency instruments. The Master Fund may also engage in short sales for investment and/or risk management purposes.

This Supplement supplements and amends the section “Investment Objectives and Strategies—Targeted Investments—Commercial Real Estate Securities” on pages 49-50 by adding a new subsection titled "REIT Equity" as the first subsection and a new subsection titled "REIT Preferred Stock" as the last subsection, in each case as set forth below. In addition, the entire section "Commercial Real Estate Securities", as amended by this Supplement, is moved to page 47 before the subsection "Commercial Real Estate Debt Investments."

REIT Equity. The Master Fund invests in common stock issued by REITs, and may invest in preferred stock, debt securities and convertible securities, issued by REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate or real estate-related assets (e.g., debt). REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate loans and derive their income primarily from interest payments; and (iii) hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

REIT Preferred Stock. The Master Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for the REIT’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

Expense Support and Conditional Reimbursement Agreement

This Supplement supplements and amends the Prospectus by replacing the following sections in their entirety with the below disclosure:

•	“Summary of Terms—Expense Support and Conditional Reimbursement Agreements” on page 9, first sentence of the first paragraph; and
•	“Distributions—Expense Support and Conditional Reimbursement Agreement” on page 193, first sentence of the first paragraph.

The Trust and the Master Fund have entered into separate expense support and conditional reimbursement agreements with Colony Capital FV (each an “Expense Support Agreement”) whereby Colony Capital FV has agreed to reimburse the Trust and the Master Fund for expenses to seek to ensure that each of the Trust and the Master Fund bears a reasonable level of expenses in relation to its income.

This Supplement supplements and amends the Prospectus by replacing the following sections in their entirety with the below disclosure:

•	“Summary of Terms—Expense Support and Conditional Reimbursement Agreements” on page 9, first and second sentences of the second paragraph; and
•	“Distributions—Expense Support and Conditional Reimbursement Agreement” on page 193, first and second sentences of the second paragraph.

Pursuant to the Expense Support Agreements, Colony Capital FV will reimburse, on a quarterly basis, the Trust and the Master Fund for expenses (excluding offering expenses) in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trust’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income (plus offering expenses) of the Trust or the Master Fund, as applicable, minus any reimbursement payments payable to Colony Capital FV pursuant to this arrangement.

This Supplement supplements and amends the section “Summary of Terms—Expense Support and Conditional Reimbursement Agreements” on page 10 by replacing the third paragraph in its entirety with the following:

The Trust and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded by it under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which it funded such amounts. In addition, the Trust and the Master Fund shall not be required in any calendar quarter to reimburse Colony Capital FV for any expense payments made by Colony Capital FV to the Trust or the Master Fund if  (i) the annualized rate of regular distributions declared by the Trust or the Master Fund at the time of such calendar quarter is less than the annualized rate of regular distributions declared by the Trust at the time the expense payment was incurred by the Trust or the Master Fund or (ii) the percentage of the Trust’s net operating expenses (which is calculated as the sum of all operating expenses excluding organization and offering expenses, the Management Fee, the Incentive Fee and any interest expense attributable to indebtedness incurred by the Trust) in relation to its average net assets (the “Operating Expense Ratio”) at the time of such calendar quarter is greater than the Operating Expense Ratio at the time the expense payment was incurred by the Trust or the Master Fund.

This Supplement supplements and amends the section “Investment Objectives and Strategies—The Advisor’s Strengths—Expense Support and Conditional Reimbursement Commitment” on page 37 by replacing the bullet point with the following:

•	Expense Support and Conditional Reimbursement Commitment — Colony Capital FV has agreed to reimburse the Trust and the Master Fund for expenses to seek to ensure that each of the Trust and the Master Fund bears a reasonable level of expenses in relation to its income. Under this arrangement, Colony Capital FV will reimburse, on a quarterly basis, the Trust and the Master Fund for expenses (excluding offering expenses) in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trust’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income (plus offering expenses) of the Trust or the Master Fund, as applicable, minus any reimbursement payments payable to Colony Capital FV pursuant to this arrangement. Colony Capital FV’s obligation to make an expense payment shall automatically become a liability of Colony Capital FV and the right to such expense payment shall be an asset of the Trust or the Master Fund, as applicable, on each day that the Trust’s or the Master Fund’s, as applicable, net asset value is calculated. The Trust and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded by it under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which it funded such amounts. In addition, the Trust and the Master Fund shall not be required in any calendar quarter to reimburse Colony Capital FV for any expense payments made by Colony Capital FV to the Trust or the Master Fund if (i) the annualized rate of regular distributions declared by the Trust or the Master Fund at the time of such calendar quarter is less than the annualized rate of regular distributions declared by the Trust at the time the expense payment was incurred by the Trust or the Master Fund or (ii) the Operating Expense Ratio at the time of such calendar quarter is greater than the Operating Expense Ratio at the time the expense payment was incurred by the Trust or the Master Fund.

This Supplement supplements and amends the section “Distributions—Expense Support and Conditional Reimbursement Agreement” on page 194 by replacing the third paragraph in its entirety with the following:

The Trust and the Master Fund have a conditional obligation to reimburse Colony Capital FV for any amounts funded by it under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which it funded such amounts. In addition, the Trust and the Master Fund shall not be required in any calendar quarter to reimburse Colony Capital FV for any expense payments made by Colony Capital FV to the Trust or the Master Fund if  (i) the annualized rate of regular distributions declared by the Trust or the Master Fund at the time of such calendar quarter is less than the annualized rate of regular distributions declared by the Trust at the time the expense payment was incurred by the Trust or the Master Fund or (ii) the Operating Expense Ratio at the time of such calendar quarter is greater than the Operating Expense Ratio at the time the expense payment was incurred by the Trust or the Master Fund.

This Supplement supplements and amends the Prospectus by adding the below table and disclosure in the following sections at the end of each respective section:

•	“Investment Objectives and Strategies—The Advisor’s Strengths—Expense Support and Conditional Reimbursement Commitment” on page 37; and
•	"Distributions—Expense Support and Conditional Reimbursement Agreement" on page 194.

The following table reflects the expense reimbursement accrued from Colony Capital FV to the Trust that may be subject to reimbursement to Colony Capital FV:

Quarter End(1)	Amount of Expense Reimbursements	Annualized Rate of Distributions Per Common Share(2)	Operating Expense Ratio(3)	Reimbursement Eligibility Expiration
March 31, 2018	$3,249	0.00%	2.25%	March 31, 2021
June 30, 2018	$9,359	6.56%	6.07%	June 30, 2021

(1)	The Expense Support Agreement was implemented in January 2018 effective for the calendar quarter ended September 30, 2017, and on a quarterly basis thereafter.
(2)	The annualized rate of distributions per Share is expressed as a percentage equal to the annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular daily cash distribution per common share as of such date without compounding), divided by the Trust’s NAV per Share as of such date.
(3)	The Operating Expense Ratio is expressed as a percentage of the Trust’s net operating expenses (which is calculated as the sum of all operating expenses excluding organization and offering expenses, the Management Fee, the Incentive Fee and any interest expense attributable to indebtedness incurred by the Trust) in relation to its average net assets as of the applicable quarter.

Distribution Support Agreement

The Distribution Support Agreement was terminated on May 6, 2018 pursuant to the terms of the agreement. As such, this Supplement supplements and amends the following sections of the Prospectus by deleting each reference to the Distribution Support Agreement, including any related disclosure, and making such necessary grammatical changes as the context requires to remove such references:

•	Inside front cover, sixth and seventh bullet points
•	“Summary of Terms—Distribution Support Agreement” on pages 10-11
•	“Investment Objectives and Strategies—The Advisor’s Strengths—Distribution Support Commitment” on page 37
•	“Risk Factors—Risks Related to an Investment in the Trust—If the Master Fund pays distributions from sources other than its cash flow from operations, it will have less cash available for investments and the overall return may be reduced” on page 57
•	“Risk Factors—Risks Related to an Investment in the Trust—Shares and Master Fund Shares purchased by the Advisor and its affiliates could be subject to certain risks, including that the affiliates may have an interest in disposing of the Master Fund’s assets at an earlier date so as to recover their investment in the Master Fund Shares and that substantial purchases of Master Fund Shares by the affiliates may limit the Advisor’s ability to fulfill any financial obligations that it may have to the Master Fund or incurred on the Master Fund’s behalf” on page 63
•	“Risk Factors—Risks Related to the Trust and the Master Fund—Any adverse changes in Colony NorthStar’s financial health, the public perception of Colony NorthStar, or the Trust’s and the Master Fund’s relationship with Colony NorthStar or its affiliates could hinder the Master Fund’s operating performance and the return on the Shares” on page 90
•	“Distributions—Distribution Support Agreement” on page 194

Management and Incentive Fees

This Supplement supplements and amends the following sections of the Prospectus by deleting the phrase “if the portfolio company is unable to satisfy its payment obligations to the Master Fund”:

•	“Summary of Terms—Management and Incentive Fees” on page 7, paragraph three
•	“Management and Incentive Fees—Incentive Fee” on page 129, paragraph one

Plan of Distribution

This Supplement supplements and amends the section “Summary of Terms—Plan of Distribution” on pages 11-12 by replacing the section in its entirety with the following:

PLAN OF DISTRIBUTION	This is a continuous offering of Shares as permitted by the federal securities laws. The Distributor has agreed to sell the Shares on a best efforts basis, subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. In April 2018, SS&C Technologies Holdings, Inc. (“SS&C”) acquired all of the outstanding common stock of DST Systems, Inc. (“DST”), the indirect parent company of the Distributor, pursuant to the definitive agreement dated January 11, 2018 between SS&C and DST (the “DST Transaction”). As a result of the completion of the DST Transaction, SS&C owns an indirect controlling interest in the Distributor.

S2K Financial LLC (“S2K Financial”) has entered into a wholesale marketing agreement with the Distributor in connection with the offering of the Shares. Shares may be purchased daily at a price that is not less than the Trust’s then-current NAV and the Trust will accept purchases of Shares daily. In May 2018, the combination of NorthStar Securities, LLC and S2K Financial Holdings LLC (“S2K”) was completed (the “S2K Transaction”) pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities, LLC was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC (“Colony S2K”) and the Distributor entering into a new wholesale marketing agreement with S2K Financial LLC ("S2K Financial").

The Advisor may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell Shares or which include them as investment options for their respective customers. These payments are often referred to as “revenue sharing payments.” Revenue sharing payments are paid from the Advisor’s own legitimate profits and other of its own resources (not from the Trust) and may be in addition to any fees paid under the Distribution Agreement or other fees that are paid by the Trust to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by the Advisor, and not from the Trust’s assets, the amount of any revenue sharing payments is determined by the Advisor. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to sell Shares of the Trust to you. Contact your financial intermediary for details about revenue sharing payments it may receive.

This Supplement supplements and amends the section “Conflicts of Interest—NorthStar Securities is an Affiliate” on page 141 by adding a new paragraph as follows:

In May 2018, the combination of NorthStar Securities, LLC and S2K Financial Holdings LLC was completed pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities, LLC was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC and the Distributor entering into a new wholesale marketing agreement with S2K Financial.

This Supplement supplements and amends the section “Plan of Distribution” on page 188 by replacing the second paragraph in its entirety with the following:

In April 2018, SS&C acquired all of the outstanding common stock of DST, the indirect parent company of the Distributor, pursuant to the definitive agreement dated January 11, 2018 between SS&C and DST. As a result of the completion of the DST Transaction, SS&C owns an indirect controlling interest in the Distributor.

The Distributor has entered into a wholesale marketing agreement with S2K Financial, a registered broker-dealer and an affiliate of the Advisor. Pursuant to the terms of the wholesale marketing agreement, S2K Financial will seek to market and otherwise promote the Trust through various distribution channels, including but not limited to, regional and independent retail broker-dealers. In May 2018, the combination of NorthStar Securities, LLC and S2K Financial Holdings LLC was completed pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities, LLC was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC and the Distributor entering into a new wholesale marketing agreement with S2K Financial.

The Advisor may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell Shares or which include them as investment options for their respective customers. These payments are often referred to as “revenue sharing payments.” Revenue sharing payments are paid from the Advisor’s own legitimate profits and other of its own resources (not from the Trust) and may be in addition to any fees paid under the Distribution Agreement or other fees that are paid by the Trust to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by the Advisor, and not from the Trust’s assets, the amount of any revenue sharing payments is determined by the Advisor. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to sell Shares of the Trust to you. Contact your financial intermediary for details about revenue sharing payments it may receive.

Risk Factors

This Supplement supplements and amends the section “Summary of Terms—Risk Factors” on page 21 by replacing the third bullet point in its entirety with the following:

•	The Board may not change the Trust’s investment objectives and policies without the affirmative vote of a majority of the outstanding voting securities, however, the secondary investment objective may be changed or modified without shareholder action, the effects of which may be adverse;

This Supplement supplements and amends the section “Summary of Terms—Risk Factors” on page 23 by adding a new bullet point after the first full bullet point as follows:

•	Colony S2K will be subject to business uncertainties and certain operation restrictions following the completion of the S2K Transaction, including uncertainties about the effect of the S2K Transaction on the employees, clients and business of Colony S2K. Because the Trust is dependent upon Colony S2K to raise capital, changes related to Colony S2K that may be disruptive to its business and operations may affect its ability to raise capital for the Trust;

This Supplement supplements and amends the section “Summary of Terms—Risk Factors” in the second to last bullet point on page 26 by adding the phrase “such as ‘Brexit,’” after the phrase “Eurozone exits”.

This Supplement supplements and amends the section “Risk Factors—Risks Related to an Investment in the Trust” on page 56 by deleting in its entirety the risk factor entitled “The Master Fund has not identified any specific investments that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Master Fund’s investments prior to purchasing Shares.”

This Supplement supplements and amends the section “Risk Factors—Risks Related to an Investment in the Trust” on pages 60-61 by replacing the risk factor that begins “The Board may change…” in its entirety with the following:

The Board may not change the Trust’s investment objectives and policies without the affirmative vote of a majority of the outstanding voting securities, however, the secondary investment objective may be changed or modified without shareholder action, the effects of which may be adverse.

The Trust’s primary investment objectives are to pay attractive and consistent current income and to preserve, protect and return capital contributions of its investors, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing substantially all of its assets in the Master Fund. The Trust’s and the Master Fund’s primary investment objectives may not be changed without the affirmative vote of a majority of the outstanding voting securities; however, the secondary investment objective may be changed or modified without shareholder action. In addition, the Board has the authority to modify or waive the Trust’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. The Trust cannot predict the effect any changes to the Trust’s or the Master Fund’s investment objectives, current operating policies, investment criteria and strategies may have on their businesses, NAVs or operating results. However, the effects might be adverse, which could negatively impact the Trust’s ability to pay you distributions and cause you to lose all or part of your investment.

The Trust will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering. Since the Shares are not listed on a national securities exchange, you will be limited in your ability to sell your Shares in response to any changes in the Trust’s investment objectives, operating policies, investment criteria or strategies.

This Supplement supplements and amends the section “Risk Factors—Risks Related to the Master Fund’s Investments” on page 70 by adding the following risk factor as the first full risk factor:

The Master Fund may make investments in common stock issued by REITs which carries its own unique risks in addition to those associated with investing in the real estate industry in general.

REITs possess certain risks which differ from an investment in companies that are not REITs. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants and that have elected to be taxed as REITs under the Code. REITs may concentrate their investments in specific geographic areas or in specific property types; e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may also invest in real estate-related debt (i.e., mortgage REITs and hybrid REITS).

REITs (including mortgage REITs) may be subject to management fees and other expenses, and so when the Master Fund invests in REITs it will bear its proportionate share of the costs of the REITs’ operations. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REIT to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Master Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Master Fund from REIT shares and distributed to the Master Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Master Fund that shareholders of the Master Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Master Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. The Master Fund’s investments in mortgage REITs are also subject to credit risk.

This Supplement supplements and amends the section “Risk Factors—Risks Related to the Master Fund’s Investments” on pages 80-81 in the risk factor that begins “Sovereign debt defaults” by adding the phrase “such as ‘Brexit,’” after the phrase “Eurozone exits” in the title and the fourth sentence.

This Supplement supplements and amends the section “Risk Factors—Risks Related to the Master Fund’s Investments” on page 82 by adding the following risk factors after the risk factor entitled “The Master Fund may invest in CDO notes, which may involve significant risks”:

The Master Fund may invest in derivative instruments that may be speculative and involve investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments.

The Master Fund may invest in derivative instruments, including, without limitation, interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices), other swap agreements, futures transactions, options or options on futures. The Master Fund may invest up to 20% of its net assets in such investments. The Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Advisor. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Advisor must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Master Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Master Fund can realize on an investment or may cause the Master Fund to hold a security that it might otherwise want to sell. The Master Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to the Master Fund’s derivative instruments would not be available to the Master Fund for other investment purposes, which may result in lost opportunities for gain. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

•	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Master Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Master Fund’s portfolio.
•	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.
•	Valuation Risk. The use of derivative instruments, including swaps, futures, forwards and options, may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.
•	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.
•	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty.

In addition, the Advisor may cause the Master Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Master Fund’s investment objective and legally permissible. Any such investments may expose the Master Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Advisor determines to make such an investment on behalf of the Master Fund.

The Master Fund may invest in repurchase agreement which will carry their own unique risks.

Repurchase agreements typically involve the acquisition by the Master Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.

The Master Fund may invest in reverse repurchase agreements that will also carry its own unique risks that may be disadvantageous to the Trust and the Master Fund.

The Master Fund may invest in reverse repurchase agreements as a form of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired from the proceeds received in connection with a reverse repurchase agreement may decline below the price of the securities underlying the reverse repurchase agreement that the Master Fund has sold but remains obligated to repurchase. Reverse repurchase agreements also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreements following the occurrence of an event of default under the applicable MRA by the Master Fund. In addition, there is a risk that the market value of the securities retained by the Master Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Master Fund may be adversely affected. Furthermore, the Master Fund’s counterparty may require the Master Fund to provide additional margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract. Also, in entering into reverse repurchase agreements, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Master Fund’s net asset value may decline, and, in some cases, the Master Fund may be worse off than if it had not used such instruments.

The Master Fund may invest in short sales for investment and/or risk management purposes which may subject it to risks associated with selling short.

The Master Fund may invest in short sales for investment and/or risk management purposes which may subject it to risks associated with selling short. The Master Fund may engage in short sales where it does not own or have the right to acquire the security sold short. The Master Fund’s loss on a short sale theoretically could be unlimited in a case where the Master Fund is unable, for whatever reason, to close out its short position.

The Master Fund’s short selling strategies may limit its ability to benefit from increases in the markets. In connection with short sales, the Master Fund segregates liquid assets, enters into offsetting transactions or owns positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Master Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Master Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Master Fund’s ability to engage in short selling.

This Supplement supplements and amends the section “Risk Factors—Risks Related to the Advisor and Its Affiliates” on page 90 by adding the following risk factor as the last risk factor of the section:

Colony S2K will be subject to business uncertainties and certain operation restrictions following the completion of the S2K Transaction, including uncertainties about the effect of the S2K Transaction on the employees, clients and business of Colony S2K.

In May 2018, the combination of NorthStar Securities, LLC and S2K was completed pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities, LLC was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC and the Distributor entering into a new wholesale marketing agreement with S2K Financial.

Uncertainty about the effect of the completion of the S2K Transaction on employees, clients and business of Colony S2K may have an adverse effect on Colony S2K and subsequently, the Trust. These uncertainties could disrupt Colony S2K’s business and impair its ability to attract, retain and motivate key personnel, and cause clients and others that deal with Colony S2K to seek to change existing business relationships, cease doing business with Colony S2K or cause potential new clients to delay doing business with Colony S2K. Retention and motivation of certain employees may be challenging due to the uncertainty and difficulty of integration or a desire not to remain with Colony S2K. Because the Trust is dependent upon Colony S2K to raise capital, changes related to Colony S2K that may be disruptive to its business and operations may affect its ability to raise capital for the Trust.

Summary of Fees and Expenses

This Supplement supplements and amends the section “Summary of Fees and Expenses” on pages 27-29 by replacing the section in its entirety with the following:

Summary of Fees and Expenses

The following table illustrates the aggregate fees and expenses, as a percentage of the average net assets attributable to Shares, that the Trust and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly. As investors in the Trust, Shareholders will indirectly bear all fees or expenses paid for by the Trust or the Master Fund. Because the Trust has a limited operating history, many of these expenses are estimates. The Trust does not directly pay a management fee with respect to any period during which the only investment securities held by the Trust are those of the Master Fund. As a result, as long as the Trust continues to invest in the Master Fund as part of a master-feeder arrangement, Shareholders will incur a single fee for management services provided by the Advisor to the Trust and the Master Fund.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the initial offering price for the Shares)
Maximum sales load	None
Offering expenses(1)	1.00%

ANNUAL EXPENSES (as a percentage of the average net assets attributable to Shares)(2)
Management fee(3)	1.25%
Incentive fees (12.5%)(4)	0.00%
Interest payments on borrowed funds(5)	0.68%
Distribution and servicing fee(6)	0.89%
Acquired Fund Fees and Expenses(7)	0.00%
Other expenses(8)	1.55%
Total annual fund expenses	4.37%

(1)	Amount reflects estimated offering expenses to be paid by the Trust of up to $0.3 million if the Trust raises $25.0 million in aggregate proceeds in this offering during the following twelve months. The offering expenses consist of costs incurred by the Advisor and its affiliates and others on the Trust’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Trust’s systems and those of the Distributor, S2K Financial and the broker-dealers authorized to sell Shares (the “Selected Broker Dealers”), all of whom are or will be members of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or other properly licensed agents. Other such costs also include marketing expenses, salaries and direct expenses of the Advisor’s and its affiliates’ employees and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Trust. Any reimbursements for any such costs will not exceed actual expenses incurred by the Advisor and its affiliates. The Advisor is responsible for the payment of the Trust’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, without recourse against or reimbursement by the Trust.

(2)	Amount assumes that the Trust raises $25.0 million of proceeds in this offering during the following twelve months and uses approximately $24.7 million of such proceeds (net of any organization and offering expenses) to purchase Master Fund Shares, that the Master Fund’s average net assets during such period equal one-half of the net offering proceeds, or approximately $12.4 million, and that the Master Fund borrows funds equal to 33.75% of its average net assets during such period, or approximately $4.2 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Master Fund employs. For example, if the Trust were to raise proceeds significantly less than $25.0 million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Trust will raise $25.0 million of proceeds in this offering during the following twelve months.

(3)	This Management Fee is paid to the Advisor at the Master Fund level. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

(4)	The Incentive Fee is paid to the Advisor at the Master Fund level. The Master Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Master Fund’s performance and will not be paid unless the Master Fund achieves certain performance targets. The Master Fund expects the Incentive Fee the Master Fund pays to increase to the extent the Master Fund earns greater interest income through its investments with respect to real estate. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a quarterly hurdle rate, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed quarter, equal to 1.50% per quarter, subject to a “catch-up” feature. The “catch-up” feature entitles the Advisor to 100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 1.715% in any calendar quarter. This portion of the Incentive Fee is referred to as the “catch-up” and is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; 12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor). There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle and there is no delay of payment if prior quarters are below the quarterly hurdle. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. The amount in the table assumes that the Incentive Fee will be 0.00% of the Master Fund’s average net assets. The Master Fund did not accrue an Incentive Fee during the year ending December 31, 2017 and the six months ended June 30, 2018.

(5)	Although it is permitted to do so, the Trust does not expect to borrow funds, but the Master Fund may borrow funds to make investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Trust’s ownership of Master Fund Shares. The figure in the table assumes the Master Fund borrows for investment purposes an amount equal to 33.75% of the Master Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 4.0% over average borrowed assets, which is based on current market conditions. The Master Fund may use various forms of leverage, which may be subject to different expenses than those assumed above. The Master Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Trust is able to raise through the sale of Shares and capital market conditions.

(6)	Beginning with the first month after the completion of the Offering Period, a distribution and servicing fee will be paid out of Trust assets on a monthly basis at an annualized rate of 1.0% of the NAV per Share, and as such, this fee will increase the cost of an investment in the Trust. A distribution and servicing fee will be paid out of Trust assets to compensate the Distributor, participating broker-dealers, and investment representatives for services and expenses related to the servicing of Shareholder accounts and the marketing, sale, and distribution of the Shares. Although the distribution and servicing fee will not be paid until after the completion of the Offering Period, the Trust will accrue such fee during the Offering Period, and an estimated eight year payout period thereafter, resulting in an annual accrual rate of 0.89% of NAV. See “Summary of Terms — Distribution and Servicing Fee.”

(7)	Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund (and, indirectly by the Trust) as an investor in PERE Investments and other vehicles that would be deemed investment companies under the 1940 Act but for the exceptions set forth in Sections 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, “Portfolio Funds”). The Trust does not expect that the Master Fund will invest in Portfolio Funds during the following twelve months. If the Master Fund were to invest in Portfolio Funds in the future, it will limit its investments in Portfolio Funds to no more than 15% of its aggregate net assets.

(8)	Other expenses include accounting, administration, bookkeeping and pricing fees, legal and auditing fees of the Trust and the Master Fund, as well as the reimbursement of the compensation (which may include, but is not limited to salary, benefits, bonuses and incentive compensation, if any) of the Trust’s and the Master Fund’s chief compliance officer, chief financial officer and other administrative personnel, and fees payable to the trustees of the Board or the Master Fund Board who do not also serve in an executive officer capacity for the Trust, the Master Fund or the Advisor. In addition, the Trust will indirectly bear its pro rata portion of organization and offering costs incurred by the Master Fund based on its ownership of Master Fund Shares; however, it is expected that organization and offering costs at the Master Fund level will be de minimis because no Master Fund Shares are being offered to the public. The amount presented in the table estimates the amounts the Trust and the Master Fund expect to pay during the twelve months following the commencement of the Master Fund’s operations, assuming the Trust raises approximately $25.0 million of proceeds (net of any organization and offering expenses), and does not include preferred pricing arrangements the Trust and the Master Fund may receive from certain parties as newly-formed entities.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Trust has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above, except that the distribution and servicing fees will terminate within eight years of the date on which such fee begins to accrue. The example assumes that an investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

1 Year	3 Years	5 Years	10 Years
$45	$126	$199	$382

The example and the expenses in the tables above should not be considered a representation of the Trust’s future expenses, and actual expenses may be greater or less than those shown. Since the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be accrued or payable in the example. The Trust’s actual performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions pursuant to the DRP. For a more complete description of the various fees and expenses borne directly and indirectly by the Trust, see “Trust and Master Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

NAV of Shares

This Supplement supplements and amends the section “Summary of Terms—Valuations” on page 15 by replacing the first sentence in its entirety with the following:

The Trust determines the NAV of Shares daily.

This Supplement supplements and amends the section “Investment Objectives and Strategies—Investment Process—Valuation Process” on page 52 by replacing the second sentence in its entirety with the following:

The Trust determines the NAV of Shares daily.

This Supplement supplements and amends the section “Determination of Net Asset Value” on page 133 by replacing the first sentence of the first paragraph in its entirety with the following:

The Trust determines the NAV of Shares daily based on the value of its interest in the Master Fund using the NAV of Master Fund Shares provided by the Master Fund.

This Supplement supplements and amends the section “ERISA Considerations—Annual Valuation” on page 186 by replacing the first sentence of the third paragraph in its entirety with the following:

The Trust determines the NAV of Shares daily.

The Sponsor's Name Change

The Trust’s sponsor, Colony NorthStar, Inc. (the “Sponsor”) has changed its name to Colony Capital, Inc. as of June 25, 2018. As part of the name change, the Sponsor continues to be publicly traded on the New York Stock Exchange under the new ticker symbol “CLNY.” As such, all references in the Prospectus to: (i) Colony NorthStar, Inc. are replaced with “Colony Capital, Inc.”, (ii) Colony NorthStar are replaced with “Colony Capital” and (iii) CLNS are replaced with “CLNY.”

In addition, Colony NorthStar Credit Real Estate, Inc. has changed its name to Colony Credit Real Estate, Inc. as of June 25, 2018 and its ticker symbol remains the same. As such, all references in the Prospectus to: (i) Colony NorthStar Credit Real Estate, Inc. are replaced with “Colony Credit Real Estate, Inc.” and (ii) CLNS Credit are replaced with “CLNY Credit.”

Colony NorthStar FV Holdings, LLC has also changed its name to Colony Capital FV Holdings, LLC as of June 25, 2018. As such, all references in the Prospectus to: (i) Colony NorthStar FV Holdings, LLC are replaced with “Colony Capital FV Holdings, LLC” and (ii) Colony NorthStar FV are replaced with “Colony Capital FV.”

Wholesale Marketing Agreement

In connection with the contribution of NorthStar Securities in April 2018 to Colony S2K Holdings LLC (“Colony S2K”), the wholesale marketing agreement between the Trust’s Distributor and NorthStar Securities has been terminated, and the Distributor has entered into a new wholesale marketing agreement with S2K Financial LLC, a wholly owned subsidiary of Colony S2K. Therefore, all references in the Prospectus, other than those referenced in this prospectus supplement, to: (i) “NorthStar Securities, LLC” are replaced with “S2K Financial LLC” and (ii) “NorthStar Securities” are replaced with “S2K Financial.” The terms of the new wholesale marketing agreement between the Trust’s Distributor and S2K Financial LLC are substantively similar to the previous wholesale marketing agreement between the Trust’s Distributor and NorthStar Securities.

Management of the Trust and the Master Fund

This Supplement supplements and amends the section “Management of the Trust and the Master Fund—General” on page 113 by replacing the second sentence of the first paragraph in its entirety with the following:

The Board consists of four members, three of whom are considered Independent Trustees.

This Supplement supplements and amends the section “Management of the Trust and the Master Fund—Control Persons and Principal Holders of Securities” on page 122 by replacing the second sentence in its entirety with the following:

Colony Capital FV has provided 100% of the initial capitalization of the Trust and therefore may be deemed to be a control person of the Trust because such entity owns more than 25% of the outstanding Shares as of the date of this prospectus.

Portfolio Management

This Supplement supplements and amends the section “The Advisor—The Advisor” on page 31 by replacing the sixth sentence of the fourth paragraph in its entirety with the following:

The Advisor’s investment committee consists of Messrs. Richard B. Saltzman, Mark M. Hedstrom, Kevin P. Traenkle, Robert C. Gatenio, Sujan S. Patel, David Schwarz and William Hughes III.

This Supplement supplements and amends the section “Risk Factors—Risks Related to the Trust and the Master Fund—The Advisor may not be successful, or there may be delays, in locating suitable investments, which could limit the Master Fund’s ability to make distributions and lower the overall return on the Shares” on page 93 by replacing the first sentence of the first paragraph in its entirety with the following:

The Master Fund will rely upon the Advisor or its affiliates, which will use Colony Capital's investment professionals, including Richard B. Saltzman, Mark M. Hedstrom, Kevin P. Traenkle, Robert C. Gatenio, Sujan S. Patel, David Schwarz and William Hughes III, to identify suitable investments.

This Supplement supplements and amends the section “Portfolio Management—The Advisor—Investment Committee of the Advisor” on page 123 by replacing the second sentence of the first paragraph in its entirety with the following:

The committee consists of Messrs. Saltzman, Hedstrom, Traenkle, Gatenio, Patel, Schwarz and Hughes.

This Supplement supplements and amends the section “Portfolio Management—The Advisor—Investment Committee of the Advisor” on page 124 by adding the biographies of David Schwarz and William Hughes III as follows:

David Schwarz. Mr. Schwarz is a Managing Director at Colony Capital, having previously held the position of Managing Director at Colony Capital’s predecessor, Colony. In his role at Colony Capital, Mr. Schwarz is head of the hospitality vertical and oversees the expansive hospitality platform. In addition, Mr. Schwarz has other responsibilities across the firm including corporate strategy and new business origination. Mr. Schwarz serves on certain investment committees of Colony Capital. At Colony, Mr. Schwarz had similar roles and was also primarily responsible for the deployment of capital for Colony’s distressed credit fund series. Prior to joining Colony in 2010, Mr. Schwarz was a Principal at Warburg Pincus LLC, where he originated, structured and managed real estate investments throughout the United States. Prior to joining Warburg Pincus, Mr. Schwarz worked at the Carlyle Group, where he focused primarily on U.S. real estate acquisitions. Mr. Schwarz began his career in the Real Estate Investment Banking Division at Merrill Lynch & Co. Mr. Schwarz received a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.

William Hughes III. William Hughes III is Managing Director, Investment Management at Colony Capital. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale. Mr. Hughes has been engaged in value and event driven investing as an analyst and portfolio manager since 1998, and he previously managed similar strategies at Allen & Company and Pequot Capital Management. He began his career as an investment banking analyst at Goldman, Sachs & Co. in the financial institutions group. Mr. Hughes is an honors graduate of the University of Chicago with a concentration in economics.

This Supplement supplements and amends the section “Portfolio Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers” on page 125 by adding the following line items to the table:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
	(in thousands)			(in thousands)
David Schwarz(1)
Registered Investment Companies	5	$32,771	5	$32,771
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$7,213,094	4	$7,213,094
Other Accounts	0	—	0	—
William Hughes III(2)
Registered Investment Companies	5	$32,771	5	$32,771
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$162,851	2	$162,851
Other Accounts	0	—	0	—

(1)	The table identifies the assets as of December 31, 2017 for the accounts currently managed by Mr. Schwarz, who was appointed a member of the Advisor’s investment committee during the first quarter of 2018.
(2)	The table identifies the assets as of December 31, 2017 for the accounts currently managed by Mr. Hughes, who was appointed a member of the Advisor’s investment committee during the third quarter of 2018.

This Supplement supplements and amends the section “Portfolio Management—Securities Ownership of Portfolio Managers” on page 125 by adding the following line items to the table:

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Trust beneficially owned by each member of the Advisor’s investment committee as of December 31, 2017.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Trust(1)
David Schwarz(2)	None
William Hughes III(3)	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	Mr. Schwarz was appointed a member of the Advisor’s investment committee during the first quarter of 2018.
(3)	Mr. Hughes was appointed a member of the Advisor’s investment committee during the third quarter of 2018.

This Supplement supplements and amends the section “Conflicts of Interest—Affiliates’ Interests in Colony NorthStar and Its Affiliates—Allocation of Affiliates’ Time” on page 136 by replacing the first sentence of the first paragraph in its entirety with the following:

The Master Fund relies on Colony Capital's key executive officers and employees who act on behalf of the Advisor, including Messrs. Barrack, Saltzman, Tangen, Hedstrom, Traenkle, Gatenio, Patel, Sanders, Redington, Schwarz, Hughes and Saracino for the day-to-day operation of the Master Fund’s business.

BORROWING POLICY

This Supplement supplements and amends the section “Investment Objectives and Strategies—Borrowing Policy” on page 52 by deleting the disclosure in the first paragraph as indicated below:

Each of the Trust and the Master Fund is permitted to borrow to make investments, subject to limitations imposed by the 1940 Act. To the extent that the Trust or the Master Fund determines it is appropriate to borrow funds to make investments, such as through secured credit facilities and issuing debt securities or other forms of leverage, the costs associated with such borrowing will be indirectly borne by the Trust’s and the Master Fund’s Shareholders. The Trust and the Master Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Trust’s or Master Fund’s assessment of market conditions and the investment environment. The 1940 Act generally limits the extent to which the Trust and the Master Fund may utilize borrowings and “uncovered” transactions that, together with any other senior securities representing indebtedness, to 331∕3% of the Trust’s and the Master Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Trust and the Master Fund may issue preferred shares to 50% of the Master Fund’s total assets (less the Master Fund’s obligations under senior securities representing indebtedness). Based on current market conditions, the Trust and Master Fund do not intend for the use of derivative instruments to be a principal investment strategy; however, the Trust and the Master Fund may use derivative instruments and to the extent the Trust and Master Fund use such instruments, “covered” reverse repurchase agreements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act. ~~The assets used to “cover” will not be counted as part of the Trust and the Master Fund’s total assets for purposes of the 331∕3% and 50% limits.~~ Shareholders bear all costs and expenses incurred by the Trust either directly or indirectly, including such costs and expenses associated with any leverage incurred by the Trust.

Description of Capital Structure

This Supplement supplements and amends the section “Description of Capital Structure—Number of Trustees; Appointment of Trustees; Vacancies; Removal” on page 148 by replacing the first sentence of the first paragraph in its entirety with the following:

The Trust’s declaration of trust provides that the number of Trustees shall be determined by a vote of three-quarters (75%) of the Trustees then in office and, after a public offering of shares, shall be no less than two (2) and no more than fifteen (15).

Regulation

This Supplement supplements and amends the section “Regulation—Reports to Shareholders” on page 154 by replacing the fifth sentence of the first paragraph in its entirety with the following:

This information will also be available free of charge by contacting the Trust at 5299 DTC Boulevard, Suite 900, Greenwood Village, CO 80111, Attn: Investor Relations or by telephone at (877) 940-8777 or the Trust website at http://www.northstarcapitalfund.com.

Market Overview and Opportunity

This Supplement supplements and amends the section "Investment Objectives and Strategies—Market Overview and Opportunity" on pages 38-46 by replacing the section in its entirety with the following:

Market Overview and Opportunity

The Advisor believes that the current market for CRE investments, with a focus on lending, including investments in CRE debt, equity and securities is very compelling from a risk/return perspective. Given the current market environment and Colony Capital's executive team’s extensive real estate and lending experience, the Master Fund intends to favor a strategy weighted toward targeting CRE debt investments that maximize current income and have both subordinate capital and downside structural protections. The Advisor believes that the Master Fund’s lending-focused investment strategy, combined with the experience and expertise of the Advisor’s management team, will provide opportunities to: (i) originate loans with attractive current returns and strong structural features directly with borrowers; (ii) make direct CRE equity investments with leading operating partners/managers, targeting high-quality assets with in-place cash flow and upside potential through asset appreciation; (iii) strategically acquire indirect interests in CRE through PERE Investments or other ventures managed by leading institutional fund managers that will seek to provide current income, upside potential and portfolio diversification; and (iv) purchase CRE debt and securities from third parties, in some instances at discounts to their face amounts (or par value). The Advisor believes the combination of these strategies and the application of prudent leverage may also allow the Master Fund to (i) realize appreciation opportunities in its portfolio and (ii) provide diversification and enhance returns.

The Advisor believes that the following market conditions create a favorable investment environment for the Master Fund.

Amid positive economic growth, the Master Fund’s targeted investments provide the opportunity to participate in a CRE market where values have shown positive trends and income growth is expected to continue.   Given certain dynamics in the current market, including: (i) the continuing steady recovery of the economy (as evidenced by the decrease in unemployment and the steady increase in nonfarm payroll shown below); (ii) a low but rising interest rate environment; (iii) low aggregate new CRE supply; and (iv) robust international demand for U.S. commercial real estate, the Advisor expects real estate values to trend positively due to increased property level net operating income (“NOI”), continued strong transaction volume or a combination of both.

U.S. unemployment is at its lowest level since 2008. Additionally, nonfarm payrolls, which account for 80% of all U.S. workers, have increased year-over-year since 2011, implying improved levels of job growth. As shown below, unemployment has historically had an inverse relationship to CRE property values. As unemployment decreases and the economy improves, the Advisor believes CRE values should increase as well. The Advisor believes that the Master Fund’s investment strategy of focusing on debt while selectively including direct equity investments will provide an opportunity to benefit from the growth of CRE values while maintaining downside protection in the event the CRE markets do not improve or have future declines.

Green Street CPPI vs. U.S. Unemployment

GreenStreet Advisors Commercial Property Price Index
U.S. Unemployment Rate
140
120
100
80
60
40
20
0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
GreenStreet Advisors Commercial Property Price Index
U.S. Unemployment Rate

Source: GreenStreet Advisors and Bureau of Labor Statistics, through March 2018.

U.S. Nonfarm Payroll Additions

Source: Bureau of Labor Statistics, Current Employment Statistics Survey. Through March 2018. Note: gray area represents recession.

Continued growth in the CRE markets should result in increased investment opportunities.   Access to CRE debt is a key element of a healthy CRE market in which increased CRE transaction volume may occur. According to information from Real Capital Analytics as shown in the chart below, CRE transaction volume has increased steadily since a low in 2009 of $69 billion to $472 billion in 2017. Although 2017 volumes were below 2016 levels, the improving economy may continue to provide for meaningful CRE property transaction volume with sellers looking to realize profits and buyers looking to increase value. The Advisor believes the Master Fund is well-positioned to take advantage of these historically high levels of volume due to the Master Fund’s ability to provide flexible lending and capital solutions that are soundly structured to meet industry participants’ specific needs, while targeting specific portions of the CRE capital structure to seek to maximize risk-adjusted returns.

CRE Transaction Volume

Source: Real Capital Analytics, through year end 2017. Based on independent reports of properties and portfolios $5 million and greater.

Domestic and foreign capital flowing into U.S. CRE will likely continue, bolstering the health of the U.S. CRE market.   Foreign capital has recently been deployed into U.S. CRE in record amounts due to the predictable cash flows, transparent markets, and relative downside risk protection and liquidity of U.S. real estate. As shown in the graph below, foreign investor activity reached record highs in 2015, at levels significantly higher than during 2007’s peak. Despite foreign investor activity slowing since 2015, the Advisor believes that the global investment environment and concerns over political instability will continue to encourage foreign investor appetite for U.S. CRE, driving a flight to safety in an established market that can be underwritten, resulting in higher overall values. The Advisor also believes that certain recent legislative changes to the Foreign Investment in Real Property Tax Act of 1980 (FIRPTA), which reduces withholding tax levels for certain large foreign pension investors when investing in U.S. real estate, will further bolster the interest of foreign capital in U.S. CRE investment. International uncertainties such as “Brexit” and slowing economic growth in China and other developing countries has also meant that the United States offers a very attractive safe haven for international capital. Additionally, CRE has transformed from part of an alternative asset allocation strategy to a mainstream and sought after asset class for all types of investors. The Advisor believes the Master Fund’s targeted portfolio is poised to benefit from strong CRE activity enhanced by both foreign and domestic capital flows that are increasingly allocated to the sector.

Inbound Foreign Capital

Rest of World: Q3 @ $1.0B
Asia: Q3 @ $21.5B
Canada: Q3 @ $13.3B
Middle East: Q3 @ $4.1B
Europe: Q3 @ $12.9B
$ in Billions
$120
$100
$80
$60
$40
$20
$0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: Wells Fargo Securities, Commercial Real Estate Chartbook: Q4. March 1, 2018.

The increasing number of maturing CRE loans over the next three years and the resulting need for borrowers to refinance assets is expected to provide an opportunity for originating CRE debt.   As shown in the chart below, the large volume of scheduled loan maturities of approximately $1.0 trillion from 2018 through 2020 will provide significant investment opportunities for CRE lenders and capital providers, such as the Master Fund. As a result, CRE debt borrowers will need to either repay existing loans through a sale of the underlying CRE assets or seek refinancing. Both of these instances create a lending opportunity for the Master Fund and an increasing need for CRE debt.

Projected CRE Loan Maturities

Source: Trepp.

Capital available from traditional sources of CRE debt cannot satisfy demand.   As shown in the chart below, current CRE debt origination levels demonstrate significant demand for CRE debt capital. CRE debt originations experienced a gradual increase in activity from 2007 to 2015 before experiencing a slight reduction in 2016 and 2017. Despite market-wide total originations approaching 2007 levels, 2017 CMBS issuance of $96.5 billion remains only 60% of its 2007 peak (as shown below). Banks and other traditional CRE lenders have decreased CRE debt originations in large part due to an increasingly restrictive regulatory environment, which the Advisor believes will slow the growth in CRE lending by those industries while non-traditional CRE lenders, such as the Master Fund, continue to gain market share relative to banks and CMBS conduits.

U.S. CRE Debt Originations

Source: Total originations data — Commercial Mortgage Bankers Association Annual Origination Volume Summations 2002-2017* Mortgage Bankers Origination Index estimates quarterly origination volume, which was extrapolated against actual historical originations. CMBS originations data — Commercial Mortgage Alert, through year end through 2017.

CMBS issuers face a number of headwinds amid multiple regulatory changes. As an example, recently introduced Dodd Frank-related risk retention rules require that CMBS sponsors retain 5% of a securitization issuance for five years. Additionally, new regulations impose higher capital charges on certain securities held by investment banks. These regulatory pressures are causing real estate debt lending motivated by securitization exit to be less profitable, requiring CMBS programs to increase underwriting standards and the cost of their loans offered to borrowers.

The Advisor believes that those requiring CRE debt capital may favor alternative providers such as REITs and public and private investment funds, which are not subject to many of the regulatory requirements of larger banks, insurance companies and other financial institutions. Non-regulated alternative lenders, including CRE credit/commercial mortgage REITs and other non-regulated lenders, are filling gaps in providing customized sources of financing efficiently and enabling borrowers that may not fit the criteria required by traditional lenders. As shown below, this has led to a continued gain of share by alternative lenders in the overall lending market. Alternative lenders’ market share has grown from approximately 6% to 10% of the overall lending market since 2012, according to Real Capital Analytics.

Alternative Lenders Market Share of Lending Market

Source: Real Capital Analytics.

Potential benefits exist in the Master Fund’s investments in the current interest rate environment.   With an improving economy tends to come rising interest rates, and the Master Fund’s investment strategy that focuses on originating floating rate loans and financing these investments with floating rate liabilities allows the Master Fund to benefit, especially relative to investment vehicles that focus on fixed rate loans. Quantitative easing by the U.S. Federal Reserve and maintenance of historically low interest rates have contributed to economic recovery, corporate stability and decreased unemployment, leading to increased corporate strength and rental growth. The Master Fund intends to make predominantly CRE debt investments with a coupon consisting of a credit spread over a floating rate index, usually the London Inter-Bank Offered Rate (“LIBOR”). As interest rates continue to rise as indicated by recent actions and comments taken by the U.S. Federal Reserve, the interest income produced by floating rate investments should also increase and outpace the rising cost of its corresponding floating rate liabilities, producing more revenue and improved returns on invested equity. We believe the current period of historically low, but gradually rising interest rates coupled with an improving economy may benefit the Master Fund’s floating rate investment strategy and the Master Fund Shareholders.

Forward LIBOR Curve

Source: Chatham Financial, March 2018.

Strong CRE fundamentals may provide additional opportunities for portfolio appreciation and current income by targeting direct CRE equity investments.   The Master Fund’s investment strategy will utilize a relative value approach to seek to optimize risk adjusted returns and diversify its portfolio, purchasing properties and borrowing efficiently to finance those properties in more liquid markets. The Master Fund intends to acquire CRE properties directly or through joint venture structures that will provide potential appreciation from (i) income growth driven by value creation through operations at the property level, and (ii) improving property and market fundamentals, including strong projected NOI growth, low aggregate new supply and declining vacancy rates. As illustrated below, NOI growth is at or approaching all-time highs in all property sectors and the Advisor expects this trend to continue.

NOI Growth

12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Apartment
Office
Retail
Industrial

Source: NAREIT, through December 2017.

Lastly, according to the chart below, aggregate new supply of CRE properties, measured in construction starts, remains below the 2007 peak and long run averages for all property types and is estimated to continue at a slower than historical pace through 2020. The Advisor believes a significant increase in near term construction is unlikely, as banks slowly show a willingness to finance such projects and the acquisition of existing CRE properties remains less risky and more cost effective (factoring in land, labor and materials) than new construction. The Advisor believes these dynamics in CRE construction, coupled with continued declining vacancy rates and rent growth, should lead to increasing property values.

New Completions as a % of Existing Stock

Source: Green Street Commercial Property Outlook, March 2018. Past performance is no guarantee of future results.

The Master Fund intends to target property types and markets that benefit from similar compelling economic drivers, resulting in favorable market occupancy and rent growth. The Advisor believes that as CRE markets continue to improve, direct CRE ownership may complement the Master Fund’s CRE debt-focused strategy given the investment types’ low correlation, optimizing its ability to generate current income while also participating in potential property value appreciation.

Colony Capital's expertise in the growing market for secondary private equity real estate (“PERE”) fund transactions may allow the Master Fund to further diversify its portfolio through strategic investments with leading institutional real estate fund managers.   As shown below, the secondary market for limited partnership interests in real estate private equity funds has grown significantly since 2011. The PERE volume in 2016 lacked some of the signature large transactions that came to market in 2015, which played a significant role in that year’s $7.5 billion in transaction volume. With endowments, pension funds and other institutional investors seeking to re-balance their portfolios, take profits and access liquidity, the Advisor believes there will be compelling investment opportunities in strategically acquiring portfolios of PERE funds in 2017, which is anticipated to produce a $6.0 billion PERE pipeline. Through June 2017 there has been record volume of an estimated $22 billion of secondary transactions, $4 billion of which are CRE transactions, equivalent to the total CRE secondary transactions volume in 2016. Through Colony Capital and its affiliates’ $3.1 billion of net asset value of PERE experience, our Advisor has a number of competitive advantages, including in-depth knowledge of the fund landscape, institutional industry relationships, the ability to creatively structure and close on transactions to meet seller needs and the flexibility to complete both large portfolio transactions and smaller deals. Investments in secondary portfolios of PERE funds should allow the Master Fund to gain indirect equity exposure to a number of real estate assets in a single transaction, providing for efficient portfolio diversification across geographic locations and asset classes. In addition, the Master Fund intends to enter into these PERE investments as many funds are approaching the end of their lifecycle allowing for shorter duration investments. The Advisor believes its debt-focused investment strategy can benefit from the growing opportunity for the acquisition of portfolios of PERE funds, which may result in attractive current income streams through regular distributions, reduced blind pool and duration risk, increased diversification and potential upside through property value appreciation for the Master Fund.

Private Equity Real Estate Secondaries Volume

Source: Greenhill Cogent, through December 2017. Secondary Market Trends Outlook.

Due to shifts occurring in the CRE debt landscape, the current market offers opportunities in both new issue and legacy (issued prior to 2008) CRE securities.   The Advisor believes the current CRE securities market presents opportunities for investors with a proven track record, investment process and a focus on investing in the underlying CRE credit (and not solely based on credit ratings) to purchase investment grade or non-investment grade new issue and legacy CRE securities. The opportunity to purchase both senior new issue bonds, which have a higher level of liquidity, and subordinate new issue bonds including “B-pieces” at discounts, may provide attractive current returns while also generating gains through either the increase of market valuations as credit spreads tighten due to improving fundamentals or repayment at par. As discussed above, while recent regulatory changes have impacted origination volume by traditional lenders, the CMBS industry may limit future issuance resulting in attractive investment opportunities as the universe of buyers/holders of such securities decreases (particularly with respect to the junior-most “B-piece” tranches) and underwriting standards remain under control. As shown below (and similar to the benefits discussed above for commercial mortgages), CMBS investments generate attractive returns relative to other asset classes illustrated by similarly rated bonds backed by alternative collateral types. Additionally, the securitized nature of these investment grade rated bonds offers liquidity through an active trading marketplace. The Advisor believes that the Master Fund will benefit from the current regulatory environment by diversifying its portfolio with exposure to liquid investment grade CMBS and the credit enhancement of improved below investment-grade CMBS.

Relative Value of Commercial Mortgage Backed Securities: Spreads of Rated Securities

Source: Barclays Capital Live, through March 2018. Past performance is no guarantee of future results.

* US Industry Avg. BBB is the average of indexed spreads for BBB financial, industrial, and utility bonds.

The current CRE secured lending and securitization markets offer the Master Fund the opportunity to obtain attractive, long-term, non-mark-to-market financing for its debt investments.   Subject to the limitations imposed by the 1940 Act, to support its activities as a CRE lender the Master Fund intends to continue to enter into credit facilities and participate in the securitization market as an issuer where it may be able to finance assets with non-recourse, non-mark-to-market and match-term leverage. “Non-mark-to-market” leverage is a term used to describe financing that generally does not require a borrower to make payments to maintain a certain loan to value ratio when the financed asset is deemed to have lost value relative to the amount of debt outstanding against that asset. “Match-term” leverage is a term used to describe borrowings where (1) the maturity of the Master Fund’s investments is less than or equal to the maturity of its borrowings and (2) floating rate assets are paired with floating rate liabilities (as previously discussed). This financing strategy has been successfully employed by Colony Capital's predecessors, which entered into approximately $7.7 billion of term credit facilities and over $4.2 billion of securitization financing transactions as of June 30, 2017. The Advisor believes its sponsor’s access to financing should allow the Master Fund to prudently lever certain of its investments to achieve its targeted risk-adjusted returns (while maintaining downside protection), although there can be no guarantee that this will be the case.

Colony Capital’s executive team’s experience, reputation and successful track record provide investment opportunities through existing relationships.   The growth and achievements of Colony Capital’s existing platform as a leading global real estate and investment management firm with approximately $43 billion in assets under management, including its balance sheet investments and third party managed investments, as of December 31, 2017 may provide attractive sources of new investments for the Master Fund. Through the aggregation of its portfolio and the experiences of its executive team, Colony Capital has significant relationships with borrowers and operators. Transactions often must close with hard deadlines and deposits at risk. Comfort with the Master Fund’s diligence process and the certainty of execution provided on past transactions of the predecessors of Colony Capital may provide the Master Fund with an advantage when sourcing new investment opportunities. Additionally, Colony Capital’s ability to provide “one-stop shopping” for solutions across the CRE capital structure may provide the Master Fund with another competitive advantage. Colony Capital maintains a robust CRE pipeline from which the Master Fund will benefit. The Advisor believes these benefits will lead to significant investment opportunities.

In summary, after the virtual shutdown of the real estate markets in 2007, a gradual recovery has taken place. Despite increases in CRE lending, the availability of CRE capital has not returned evenly across the spectrum of CRE investments. The Advisor believes the Master Fund is well positioned to take advantage of the opportunity created by steadily increasing CRE transaction volume, the large volume of CRE loans maturing and changing regulations for traditional lenders. The Master Fund expects to capitalize on this by providing borrowers, operators and partners with a single access point for well-structured debt and equity capital throughout the CRE capital structure. The Advisor believes that complementing the downside protection of debt with the appreciation potential of equity will produce compelling portfolio attributes. The Advisor similarly expects the CRE securities market to offer attractive investment opportunities in both new issue and legacy securities given the Advisor’s expertise in underwriting credit. The Advisor further believes that the existing and future CRE environment will allow the Master Fund to favorably finance its investments. The combination of (i) the preceding factors and (ii) the expertise, experience and track record of the executive team of Colony Capital in various market environments and in a broad array of CRE investment disciplines provides the Master Fund with an opportunity to achieve its investment objectives, although there can be no assurance that the Trust or the Master Fund’s investment objectives will be met.